Equity Financing Transactions	6 Months Ended
Jun. 30, 2014
Equity [Abstract]
Equity Financing Transactions
6.	Equity Financing Transactions

During the six months ended June 30, 2014, one of the Company’s publicly-listed subsidiaries, Teekay Offshore, completed the following equity issuances under a continuous offering program:

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
Six Months ended June 30, 2014
Teekay Offshore Continuous Offering Program	7,784	(156)	(153)	7,475

In April 2013, the Voyageur Spirit floating, production, storage and offloading (or FPSO) unit began production and on May 2, 2013, Teekay completed the acquisition of the Voyageur Spirit FPSO unit and, immediately thereafter, Teekay Offshore acquired the unit from Teekay for an original purchase price of $540.0 million. Teekay Offshore financed the acquisition with the assumption of the $230.0 million debt facility secured by the unit, $253.0 million in cash and a $44.3 million equity private placement of common units to Teekay Corporation (including the general partner’s 2% proportionate capital contribution), which had a value of $40.0 million at the time Teekay offered to sell the units to Teekay Offshore. Upon completion of the private placement to Teekay, Teekay Offshore had 83.6 million common units outstanding. As at June 30, 2014, Teekay held a 29.2% interest in Teekay Offshore, including the Company’s 2% general partner interest. Teekay maintains control of Teekay Offshore by virtue of its control of the general partner and will continue to consolidate the subsidiary.